PAGE 28
               AMENDMENT TO PURCHASE AND SALE AGREEMENT

     THIS AMENDMENT AGREEMENT dated as of December 31, 1998 is made and entered into by and between BIRMINGHAM UTILITIES, INC., a Connecticut corporation ("Seller"), M/1 HOMES, LLC, a limited liability company organized under the laws of Connecticut ("Buyer").

     WHEREAS, Seller and Buyer are parties to a certain Purchase and Sale Agreement dated as of March 18, 1997 (the "Purchase and Sale
Agreement"); and

     WHEREAS, Seller and Buyer desire to amend the Purchase and Sale
Agreement.

                             AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Paragraph 1 of the Purchase and Sale Agreement is hereby amended by deleting the provisions thereof and substituting in lieu thereof the following:

     "1.  CONSIDERATION

     The Purchase Price, subject to the Provisions of  Paragraph 13(a)
hereof, is:                                              $4,020,000.00

     Which the Buyer agrees to pay, as follows:

     (a)   As Earnest Money, paid with the
           execution hereof, receipt of which,
           subject to collection, is hereby
           acknowledged:                                    $50,000.00

     (b)   No later than 30 days prior to the
           first day of public hearings scheduled by
           the Connecticut Department of Public
           Utility Control ("DPUC") as set forth in
           the first schedule of proceedings to be
           issued in the docket opened by the DPUC
           to consider the Company's application
           contemplated in Paragraph 12(b) hereof, a
           Supplementary Deposit, in immediately
           available funds:                                $147,500.00

     (c)   In immediately available funds
           delivered to the Seller on the date of
           the Closing of the title and upon
           delivery of the deed as hereinafter
           provided below:                               $2,370,000.00

     (d)  By delivery to the Seller of a
          promissory note in the principal
          amount of  $1,650,000, payable in
          full one year from the date of the
          Closing and secured by a first
          mortgage on that portion of the
          Premises described as Phase Two
          in Paragraph 13(a) hereof:                     $1,650,000.00
                                                         $4,020,000.00

The Earnest Money deposit paid herewith in accordance with Paragraph 1(a) above and the Supplementary Deposit paid in accordance with Paragraph 1(b) above shall be held, subject to the provisions of Paragraphs 12, 13, and 18 hereof, by the Seller's attorney in an interest bearing account. At the time of the Closing, the Earnest Money deposit and the Supplementary Deposit, together with the interest thereon, shall be released and paid to the Seller as part of the immediately available funds payable at the Closing. The promissory note and the first mortgage referred to in Paragraph 1(d) above shall be, respectively, in the forms set forth on Schedule D and Schedule E attached hereto."

     2. Paragraph 9 of the Purchase and Sale Agreement is hereby amended by deleting the date "December 31, 1998" and inserting in lieu thereof the date "June 30, 1999" as part (a) of the definition of the Closing Date.

     3. Paragraph 13 of the Purchase and Sale Agreement is hereby amended by deleting the provisions thereof and substituting in lieu thereof the following:

     "13. BUYER CONTINGENCIES

     (a) Notwithstanding any provision of this Agreement to the contrary, the Buyer's obligation to Purchase the Premises hereunder is conditioned upon the Buyer obtaining Final approval (which approval shall become "Final" only upon the expiration of the applicable appeal periods without any appeal having been filed or served) reasonably satisfactory to the Buyer of federal, state and local land use regulatory authorities, including without limitation, the Traffic Commission of the State of Connecticut, the United States Corps of Engineers, and the Town of Seymour Planning and Zoning and Inland Wetlands Commissions necessary for the development on the Premises for Phase I, that being the first 103 units, of a 183 unit residential active adult housing project including a clubhouse and amenities (hereinafter referred to as the "Project") on or before June 30, 1999. (It is understood that (i) the Buyer plans additional development on the Premises, known as Phase II, which additional development is contemplated to consist of an 80 unit residential active adult housing project, the owners of which units will have access to the clubhouse and amenities included in Phase I, (ii) Phase II is not included in the definition of "Project" for the purposes hereof, (iii) that the real property upon which Phase II will be located will be subject to the First Mortgage in favor of the Seller contemplated in Paragraph 1(d) hereof, and (iv) the approximate boundaries of Phase II will be as set forth on the map entitled "The Preserve, Holbrook Road, Seymour, Connecticut" by Michael H. Horbal, Land Surveyors and Planners, which map was submitted to the Seymour Planning and Zoning Commission in connection with the Buyer's application for conceptual approval of the development of the Premises and is attached hereto as Schedule F.) Buyer agrees to submit in good faith applications for all such approvals of the Project on or before March 15, 1999 and to pursue such applications diligently. Buyer shall submit to the Seller, on or before March 15, 1999, a certificate executed by a Member duly authorized, to the effect that Buyer has applied in good faith for all approvals necessary to satisfy the above condition to its purchase of the Premises. Seller agrees to provide reasonable cooperation to the Buyer in connection with the Buyer's applications. If the Buyer fails to submit all such applications in good faith by March 15, 1999 or fails to submit the above certificate to the Seller, the Seller may terminate this Agreement and, subject to the provisions set forth below with respect to the treatment of the Earnest Money and the Supplementary Deposit and the right to possession of development plans with respect to the Premises, the obligations of the parties hereunder shall terminate and come to an end. If the Buyer shall have duly applied in good faith for and diligently pursued the above approvals as contemplated above, but shall not have received all such Final approvals by June 30, 1999, the Buyer may, upon written notice submitted to the Seller not later than June 30, 1999, terminate this Agreement and, subject to the provisions of the following sentence with respect to the treatment of the Earnest Money and the Supplementary Deposit, all obligations of the parties hereunder shall terminate and come to an end. Upon (i) Seller terminating this Agreement as a result of the Buyer failing to submit all such applications or providing to the Seller the certificate with respect to such submissions as set forth above, or (ii) the Buyer terminating this Agreement as a result of being unable to obtain the Final approvals by June 30, 1999, the Seller may retain the Earnest Money deposit paid by the Buyer in accordance with Paragraph 1(a) hereof, together with the interest thereon, and $50,000 of the Supplementary Deposit paid in accordance with Paragraph 1(b) hereof, together with the interest thereon, and the Seller shall return to the Buyer the balance of the Supplementary Deposit (being $97,500) together with the interest thereon. If this Agreement is terminated or the purchase and sale contemplated herein does not take place for any reason other than the failure of the Seller to comply with the provisions of this Agreement, the Buyer shall, upon the request of the Seller, provide to the Seller as soon as practicable after such request copies of all documents, plans, drawings, letters, notebooks, reports, or other papers or electronic media detailing Buyer's proposed development of the Premises and all applications for approvals contemplated in this Paragraph 13.

     Notwithstanding the provisions set forth in this Paragraph 13(a) above, if (iii) the Buyer shall have obtained all of the approvals contemplated in this Paragraph 13(a) on or before June 30, 1999, but one or more of the said approvals has not become Final solely because a third party has initiated an appeal of such approval to a court of competent jurisdiction, in lieu of terminating this Agreement as contemplated above, the Buyer may, by written notice to the Seller not later than June 30, 1999, elect to extend this Agreement and the date for Closing to the earlier of (A) June 30, 2001, or (B) the date which is thirty
(30) days after all such appeals have been determined finally in a manner reasonably satisfactory to the Buyer, and (iv) if, prior to June 30, 1999, one or more of the Buyer's applications for approval contemplated in this Paragraph 13 is denied, the Buyer may, by written notice submitted to the Seller not later than June 30, 1999, elect to appeal, at Buyer's expense, any such denial and to extend this Agreement and the date for the Closing to the earlier of (X) June 30, 2001, or
(Y) the date which is thirty (30) days after all such appeals have been determined finally in a manner reasonably satisfactory to the Buyer, provided however, that if the Closing shall occur after June 30, 2000 by reason of the Buyer's election pursuant to this Paragraph 13(a), the Purchase Price to be paid by the Buyer for the Premises shall increase by twenty thousand dollars ($20,000) for each month or portion thereof which passes from June 30, 2000 until the Closing, which amounts shall be payable monthly, in advance, and shall be deemed to be additional Earnest Money deposit for all purposes under this Agreement and shall be applied to increase that portion of the Purchase Price payable at the Closing in immediately available funds as contemplated in Paragraph 1(c) hereof.

     (b) Seller agrees that it shall, at its sole expense, construct a sanitary sewer line (the "Sewer Extension") with capacity reasonably satisfactory to the Buyer's engineer to serve Buyer's proposed development on the Premises as described is Paragraph 13(a) above, which Sewer Extension shall connect to the Sewer system of the Seymour Water Pollution Control Authority through an easement over the Seller's property adjacent to the Premises located on Cemetery and Holbrook Roads (hereinafter referred to as "Parcel B"). The Sewer Extension to be constructed by the Seller shall end at the boundary of the Premises on Cemetery Road. The Seller shall obtain at its expense final design plans and all approvals necessary for the construction of the Sewer Extension not later than April 1, 1999 Seller shall obtain the capacity requirements for the design from the Town Engineer and/or the Seymour Water Pollution Control Authority based on 183 homes with three bedrooms each, plus a 5,000 square foot clubhouse with a pool, plus capacity for future connections to the system, as may be required by the Town of
Seymour.   It shall be a condition of Closing by Purchaser herein that the Seller shall have begun construction of the Sewer Extension in accordance with said approvals prior to the Closing. The Seller agrees to pursue diligently all governmental approvals necessary for the construction of the Sewer Extension, to provide reasonable surety for the completion thereof, provided that Buyer agrees that if the Town of Seymour shall require a bond for the completion of the Sewer Extension, such bond shall be deemed to satisfy the surety required herein, and to use reasonable and diligent efforts to complete construction of the Sewer Extension as soon as reasonably practicable after beginning construction thereof.

     (c) The non-defaulting party shall give notice to the defaulting party of any default by the defaulting party and the defaulting party shall have ten (10) days from the receipt of notice to cure.

     (d) The Buyer may at its option waive any of the conditions set forth in this Paragraph 13 and agree to Close notwithstanding that any or all of such conditions may not have occurred"

     4. Paragraph 18 of the Purchase and Sale Agreement is hereby amended by deleting the provisions thereof and substituting in lieu thereof the following:


     "18.  BUYER'S FINANCIAL CONDITION DOCUMENTATION

     On or before May 15, 1999, the Buyer shall (a) obtain from a bank or other financial institution qualified to do business in Connecticut a binding commitment to provide to the Buyer financing in the principal amount not less than $1,422,000 with which to consummate the Closing and
(b) deliver to the Seller (i) a copy of such binding commitment and (ii) evidence reasonably satisfactory to the Seller that the Buyer has sufficient equity and ready access to funds, that is the balance of the portion of the purchase price to be paid at the Closing, in order to consummate the Closing. If the Buyer fails to obtain such binding commitment and to deliver a copy of such commitment and evidence of financial capacity to the Seller on or before May 15, 1999, the Seller may terminate this Agreement and, subject to the provisions with respect to the treatment of the Earnest Money and the Supplementary Deposit set forth below and the right to possession of certain development plans with respect to the Premises as set forth in Paragraph 13(a) hereof, the obligations of the parties hereunder shall terminate and come to an end. Upon Seller terminating this Agreement as contemplated in the preceding sentence, the Seller may retain the Earnest Money deposit paid by the Buyer in accordance with Paragraph 1(a) hereof, together with the interest thereon, and $50,000 of the Supplementary Deposit paid in accordance with Paragraph 1(b) hereof, together with the interest thereon, and the Seller shall return to the Buyer the balance of the supplementary Deposit (being $97,500) together with the interest thereon.


     5. The Purchase and Sale Agreement is hereby further amended by adding thereto a new Paragraph 19, as follows:

     "19.Cemetery Road Engineering. The Seller acknowledges that the Buyer has obtained from the Seymour Planning and Zoning Commission so-called "conceptual" approval for the Project, which approval contemplates, as a condition of final approval, the widening and partial relocation of Cemetery Road across Parcel B, and Seller agrees (a) to allow a portion of Cemetery Road to be relocated onto Parcel B as contemplated in the conceptual approval by the Seymour Planning and Zoning Commission and (b) to provide to the Buyer as soon as reasonably practicable, at Seller's expense, the design engineering necessary for such relocation."

     6. This Amendment Agreement is subject to the Seller obtaining approval by the Connecticut Department of Public Utility Control ("DPUC") of its provisions, including without limitation, a specific acknowledgment that (a) the agreement with respect to the allocation of open space set forth in Paragraph 7(d) of the Purchase and Sale Agreement, as amended by this Amendment Agreement, will, so long as such allocation of open space is made at the time of the Closing, continue to entitle the Seller to the ratemaking treatment based upon an allocation of 50% of the Premises to open space, regardless of the Seller's potential foreclosure and resale of Phase II of the Project, and (b) rate base reductions occasioned by the gain to be received by the Company on the sale of the Premises shall be recognized for ratemaking purposes subsequent and with respect only to proceeds actually received by the Company from the sale. Notwithstanding the preceding sentence, the parties acknowledge that the extension of time for Closing contemplated by this Amendment Agreement results, in part, from both parties' inability to obtain local regulatory approvals by December 31, 1998, and the parties, irrespective of approval of this Amendment Agreement, hereby mutually release each other from and against all claims for loss or damage, other than the Seller's right to retain the Earnest Money deposit, together with interest thereon, resulting from their respective failures to obtain local approvals as contemplated in the original Purchase and Sale Agreement. The Seller will, in order to seek the DPUC's approval of this Amendment Agreement, apply to the DPUC as soon as reasonably practicable to reopen the proceeding in which the DPUC approved the Purchase and Sale Agreement. During the pendancy of the DPUC proceeding, the parties shall proceed in good faith to obtain all approvals contemplated in Paragraphs 13, 18 and 19 of the Purchase and Sale Agreement, as amended by this Amendment Agreement, and agree that the dates set forth in the Purchase and Sale Agreement, as so amended, for the performance of any act or acts by a party, other than the Seller's obligation to convey the Premises, shall not be modified or extended by virtue of any delay in obtaining the DPUC approval contemplated herein.

    IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.

BIRMINGHAM UTILITIES, INC.


By: /s/ Betsy Henley-Cohn

   Betsy Henley-Cohn, Its Chairwoman,
   Duly Authorized

M/1 HOMES, LLC


By: /s/Glenn Tatangelo
    Glenn Tatangelo, Its Member,
    Duly Authorized